                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                  FORM 8_K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     November 5, 2002
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                          Consolidated Energy, Inc.
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           (Exact name of registrant as specified in its charter)

   Wyoming                       0_25951           86_0852222
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(State or other jurisdiction   (Commission     (IRS Employer
    of incorporation)          File Number)     Identification No.)

9900 West Sample Road, Suite 300, Coral Springs, Florida        33065
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (954) 755_6620
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                          Barbeque Capital Corp.
8800 North Gainey Ranch Center Drive, Suite 256, Scottsdale, Arizona 85258
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                         (Former Name and Address)

ITEM 1 Changes in Control of Registrant
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N/A

ITEM 2 Acquisition or Disposition of Assets
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N/A

ITEM 3 Bankruptcy or Receivership
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N/A

ITEM 4. Changes in Registrant's Certifying Accountant
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On January 24, 2003 HJ & Associates, LLC  (HJ) were dismissed as the independent auditors for the Company.  HJ's report on the financial statements of the Company for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.  The audit report did include a paragraph as to the uncertainty of the ability of the Company to continue as a going concern. The Company's Board of
Directors approved the dismissal of HJ.

During the Company's two most recent fiscal years and through April 29, 2003 there were no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ would have caused HJ to make reference to the subject matter of such disagreements in connection with its reports.  During the two most recent fiscal years and through April 29, 2003, there have been no reportable events (as defined in
Item 304 (a)(1)(v) of Regulation S_K).

The Company has requested that HJ furnish it with a letter addressed to the Securities and
Exchange Commision stating whether or not HJ agrees with the above statements.  A copy of such letter is attached as an exhibit to this Report on Form 8_K.

On November 5, 2002 the Company engaged Clyde Bailey, P.C. to audit the Company's financial statements for the year ended December 31, 2002.  At no time prior thereto has the Company consulted Bailey regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Bailey, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304 (a)(1)(iv) of
Regulation S_K) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S_K).

The Company has requested that Clyde Bailey furnish it with a letter addressed to the
Securities and Exchange Commission stating whether or not Clyde Bailey agrees with the above statements.  A copy of such letter is attached as an exhibit to this Report on Form 8_K.

ITEM 5 Other Events
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N/A

ITEM 6 Resignation of Registrant's Directors
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N/A

ITEM 7. Financial Statements and Exhibits

Exhibit No.                  Description
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16.1                         Letter from HJ & Associates, LLC
16.2                         Letter from Clyde Bailey, P.C.

SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 29, 2003

Consolidated Energy, Inc.

By:  /S/ David Guthrie
         David Guthrie, President